                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

      / /       Preliminary Proxy Statement
      / /       Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))
      /X/       Definitive Proxy Statement
      / /       Definitive Additional Materials
      / /       Soliciting Material Under Rule 14a-12

                            GATEWAY INDUSTRIES, INC.
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      /X/     No fee required.

      / /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

      (1)     Title of each class of securities to which transaction applies:

      (2)     Aggregate number of securities to which transaction applies:

      (3)     Per unit price or other underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

      (4)     Proposed maximum aggregate value of transaction:

      (5)     Total fee paid:

      / /     Fee paid previously with preliminary materials:

      / /     Check box if any part of the fee is offset as provided by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)     Amount Previously Paid:

      (2)     Form, Schedule or Registration Statement No.:

      (3)     Filing Party:

      (4)     Date Filed:

                                      -2-

                            GATEWAY INDUSTRIES, INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 2, 2002
                                 --------------

To the Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Meeting") of GATEWAY INDUSTRIES,  INC., a Delaware corporation (the "Company"), will be held at the offices of Olshan Grundman Frome  Rosenzweig  &  Wolosky
LLP,  located at 505 Park Avenue,  New York, New York 10022, on December 2, 2002
at 11:00 A.M., local time, for the following purposes:

                 1.    To elect four  members of the board of  directors  of the
                       Company  to  serve  until  the  next  annual  meeting  of
                       stockholders  and until their  successors  have been duly
                       elected and qualify;

                 2.    To ratify the  appointment  of Grant  Thornton LLP as the
                       Company's   independent  auditors  for  the  year  ending
                       December 31, 2002; and

                 3.    To  transact  such  other  business  as may  properly  be
                       brought before the Meeting or any adjournment thereof.

            The Board of  Directors  has fixed the close of business on November
4, 2002 as the record date for the Meeting.  Only  stockholders of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                      By Order of the Board of Directors

                                      Maritza Ramirez
                                      Chief Financial Officer

Dated: November 7, 2002
New York, New York

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            GATEWAY INDUSTRIES, INC.
                        150 EAST 52ND STREET, 21ST FLOOR
                            NEW YORK, NEW YORK 10022
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 2, 2002
                                ----------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to stockholders by the Board
of  Directors  of  GATEWAY  INDUSTRIES,   INC.,  a  Delaware   corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2002 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at the offices of Olshan Grundman Frome  Rosenzweig  &  Wolosky LLP,
located at 505 Park Avenue,  New York,  New York 10022,  on December 2, 2002, at
11:00 A.M., local time, or at any adjournment thereof.

            The  approximate   date  on  which  this  Proxy  Statement  and  the
accompanying  Proxy will first be sent or given to  stockholders  is November 7,
2002.

            At the Meeting,  stockholders  will be asked:  (1) to elect four (4)
members of the board of directors of the Company  (the "Board of  Directors"  or the "Board") to serve until the next annual  meeting of  stockholders  and until their  successors  have  been  duly  elected  and  qualify;  (2) to  ratify  the appointment of Grant Thornton LLP as the Company's  independent auditors for the fiscal year ending December 31, 2002; and (3) to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

                        RECORD DATE AND VOTING SECURITIES

            Only  stockholders of record at the close of business on November 4,
2002, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 4,192,087 outstanding shares of the Company's common stock,  $.001 par value (the "Common Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  A majority of the  outstanding  shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

            Shares of Common  Stock  represented  by Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who  have  been  nominated  by the  Board,  (ii)  for  the  ratification  of the appointment of Grant Thornton LLP as the Company's  independent auditors for the year ending  December  31,  2002 and (iii) on any other  matter the Board is not aware of a reasonable time before this solicitation that may properly be brought before the  Meeting in  accordance  with the  judgment  of the person or persons voting the Proxies.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a  stockholder  may be  revoked  at any time  thereafter  if  written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the  Meeting or if the  stockholder  attends  the  Meeting  and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board will be borne by the  Company.  In  addition  to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers,  directors  and  employees  of the  Company.  The Company  will,  upon request,  reimburse  brokerage  houses and persons  holding  Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

            The Company has retained MacKenzie Partners,  Inc.  ("MacKenzie") to solicit proxies at a cost of approximately  $5,000,  plus certain  out-of-pocket expenses.  If the Company  requests  MacKenzie to perform  additional  services,
MacKenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

            Holders of each share of Common  Stock are  entitled to one vote for each share held on all  matters.  The holders of a majority  of the  outstanding shares of Common Stock,  whether present in person or represented by proxy, will constitute a quorum for the election of directors  and the  ratification  of the appointment  of Grant  Thornton  LLP, and any other matters that may come before the Meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

            A plurality  of the total  votes cast by holders of Common  Stock is required for the election of directors.  In tabulating  the vote on the election of directors,  abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

                                      -2-

            The  affirmative  vote of a majority of the votes cast by holders of
Common Stock  entitled to vote is required to approve the proposal to ratify the appointment  of Grant  Thornton LLP. In tabulating  the votes on the proposal to ratify the  appointment of Grant Thornton LLP,  shares as to which a stockholder abstains are considered shares entitled to vote on the proposal and therefore an abstention  would  have the  effect  of a vote  against  such  proposal.  Broker non-votes,  however,  are not considered shares entitled to vote on the proposal and are not included in determining whether the proposal is approved.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the Company's  Common Stock,  as of the Record Date, by each person known by the
Company to be the beneficial  owner of more than five percent of the outstanding
Common Stock, each director,  the Chief Executive Officer,  and by all directors and executive  officers of the Company as a group.  Unless otherwise  indicated, the address for each director,  executive officer or five percent stockholder is
150 East 52nd Street, 21st Floor, New York, New York 10022.

                                              Amount and
                                               Nature of
                                               Beneficial         Percent of
Name and Address of Beneficial Owner          Ownership(1)           Class
------------------------------------          ------------           -----

Steel Partners II, L.P.                       1,674,208              39.9%

Warren G. Lichtenstein                        1,796,341(2)           42.0%

Ronald W. Hayes                                 110,840(3)            2.6%
810 Saturn Street, Suite 16-432
Jupiter, Florida 33477-4398

Jack L. Howard                                  179,387(4)            4.2%

Gary W. Ullman                                   17,000(5)             *
420 Woodland Acres Crescent
Maple, Ontario
Canada L6A1G2

George Soros                                    827,716(6)           19.7%
Soros Management LLC
888 Seventh Avenue
New York, NY 10022

All directors and executive officers          2,148,568(7)           47.5%
as a group (seven persons)

                                      -3-

-----------------
* Less than 1%.

(1)         A person is deemed to be the beneficial  owner of voting  securities that can be acquired by such person  within 60 days after the Record
            Date  upon  the  exercise  of  options,   warrants  or   convertible
            securities.   Each  beneficial  owner's   percentage   ownership  is
            determined  by  assuming  that  options,   warrants  or  convertible
            securities  that are held by such  person (but not those held by any other person) and that are  currently  exercisable  (i.e.,  that are exercisable  within  60  days  after  the  Record  Date)  have  been exercised.  Unless  otherwise  noted,  the Company believes that all persons  named in the table have sole  voting and  investment  power with respect to all shares beneficially owned by them.

(2)         Consists of (i) 1,674,208  shares of Common Stock owned  directly by
            Steel  Partners  II, L.P.  ("Steel"),  (ii) 38,800  shares of Common
            Stock owned directly by Mr. Lichtenstein, and (iii) 83,333 shares of
            Common Stock issuable upon the exercise of options within 60 days of the Record Date granted to Mr. Lichtenstein. Mr. Lichtenstein is the
            sole  managing  member  of  the  general   partner  of  Steel.   Mr.
            Lichtenstein  disclaims beneficial ownership of the shares of Common
            Stock owned by Steel except to the extent of his pecuniary  interest therein.

(3)         Consists of (i) 32,340 shares of Common Stock owned  directly by Mr.
            Hayes,  (ii)  16,000  shares of  Common  Stock  owned by Mr.  Hayes'
            spouse,  and (iii) 62,500  shares of Common Stock  issuable upon the exercise of options within 60 days of the Record Date granted to Mr.
            Hayes.

(4)         Consists of (i) 44,420 shares of Common Stock owned  directly by Mr.
            Howard, (ii) 5,800 shares of Common Stock owned by JL Howard,  Inc., a  California  corporation  controlled  by Mr.  Howard,  (iii) 5,000 shares of Common Stock held by Mr.  Howard in joint tenancy with his spouse,  and (iv) 124,167  shares of Common Stock  issuable upon the exercise of options within 60 days of the Record Date granted to Mr.
            Howard.

(5)         Consists of 17,000 shares of Common Stock issuable upon the exercise of options within 60 days of the Record Date.

(6)         As reported in the stockholder's most recent Schedule 13D.

(7)         Includes the shares and options  shown in footnotes (2) to (5) above and 45,000  shares of Common  Stock  issuable  upon the  exercise of options within 60 days of the Record Date held by executive officers who are not specifically named in the security ownership table.

                                      -4-

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their  successors  shall  be duly  elected  and  qualify.  Each of the  nominees currently  serves  as a  director  of the  Company.  The  terms of office of the current  directors  expire at the  Meeting  and when their  successors  are duly elected  and  qualify.  Management  has no  reason  to  believe  that any of the nominees will be unable or unwilling to serve as a director, if elected.  Should any of the  nominees  not remain a  candidate  for  election  at the date of the
Meeting,  the  Proxies  will be voted in favor  of  those  nominees  who  remain candidates and may be voted for substitute nominees selected by the Board.

            The names,  principal  occupation of and certain  other  information about each of the nominees are set forth below:

                                                               First Year
      Name                           Age                     Became Director
      ----                           ---                     ---------------

Warren G. Lichtenstein                37                           1994

Jack L. Howard                        41                           1994

Ronald W. Hayes                       64                           1993

Gary W. Ullman                        61                           2000

---------------

            WARREN G.  LICHTENSTEIN has served as a director and Chief Executive
Officer of the Company  since 1994 and as Chairman of the Board since 1995.  Mr.
Lichtenstein has served as the Chairman of the Board, Secretary and the Managing
Member of Steel Partners, L.L.C., the general partner of Steel, since January 1,
1996.  Prior to such time, Mr.  Lichtenstein  was the Chairman and a director of
Steel Partners,  Ltd., the general partner of Steel Partners  Associates,  L.P., which was the  general  partner of Steel,  from 1993  until  prior to January 1,
1996. Mr. Lichtenstein was the acquisition/risk  arbitrage analyst at Ballantrae
Partners,  L.P.,  a  private  investment  partnership  formed  to invest in risk arbitrage,  special situations and undervalued companies, from 1988 to 1990. Mr.
Lichtenstein  has served as a director of WebFinancial  Corporation,  a consumer and  commercial  lender,  since 1996 and as its  President  and Chief  Executive
Officer since  December 1997.  Mr.  Lichtenstein  has served as a director of SL
Industries,  Inc., a designer and producer of proprietary  advanced  systems and equipment for the power and data quality  industry,  from 1993 to 1997 and since
January 2002. He has served as Chairman of the Board and Chief Executive Officer of SL Industries,  Inc. since  February 2002. Mr.  Lichtenstein  has served as a director and the President and Chief Executive Officer of Steel Partners,  Ltd.,
a management and advisory company that provides management services to Steel and other  affiliates  of Steel,  since June 1999 and as its Secretary and Treasurer since May 2001.  He has also  served as Chairman  of the Board of  Directors  of
Caribbean  Fertilizer Group Ltd., a private company engaged in the production of

                                      -5-

agricultural  products  in  Puerto  Rico  and  Jamaica,  since  June  2000.  Mr.
Lichtenstein  is also a  director  of the  following  publicly  held  companies:
Puroflow  Incorporated,  a designer and  manufacturer  of  precision  filtration
devices;   ECC   International   Corp.,   a   manufacturer   and   marketer   of
computer-controlled simulators for training personnel to perform maintenance and operator procedures on military weapons;  and United Industrial  Corporation,  a designer and producer of defense, training, transportation and energy systems.

            JACK L. HOWARD has served as Vice  President  of the  Company  since
December 2001 and as a director since May 1994.  From September 1994 to December
2001, Mr. Howard served as President of the Company. For more than the past five years, Mr. Howard has been a registered principal of Mutual Securities,  Inc., a registered  broker-dealer.  Mr. Howard has served as a director of  WebFinancial
Corporation since 1996 and as its Vice President since December 1997. Mr. Howard is a director of the following  publicly held companies:  Pubco  Corporation,  a printing supplies and construction equipment  manufacturer and distributor;  and
Castelle, a maker and marketer of application server appliances.

            RONALD W. HAYES has served as a director  of the  Company  since May
1993. For more than the past five years, Mr. Hayes has been the owner of Lincoln
Consultors & Investors, Inc., an investing and consulting firm.

            GARY W. ULLMAN has served as a director of the Company since October
2000.  Mr.  Ullman has been Chairman and Chief  Executive  Officer of HMR Foods,
Inc., a food conglomerate in the home meal replacement business, since September
2002.  From January 1998 to September  2002,  Mr. Ullman served as President and
Chief  Executive  Officer  of  Unitron,  Inc.,  a  designer,   manufacturer  and
distributor  of hearing  aids.  From June 1996 to January  1998,  Mr. Ullman was
Chief  Executive  Officer  of  Fluid  Packaging,   a  contract  manufacturer  of
pharmaceuticals  and beauty  products.  Prior to 1996,  Mr. Ullman served for 26 years as Chief  Executive  Officer of CCL  Industries,  Inc., a manufacturer  of consumer products, containers and labels.

RECOMMENDATION

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  FOR THE  ELECTION  OF EACH OF THE
NOMINEES.

                                      -6-

MEETINGS

            The Board of  Directors  held two  meetings  during  the year  ended
December  31,  2001.  All of the members of the Board of  Directors  attended at least 75% of the  meetings.  From time to time,  the members of the Board act by unanimous written consent pursuant to the laws of the State of Delaware.

            The Board of Directors  has a  Compensation  Committee,  which makes recommendations  concerning salaries and incentive compensation for employees of and consultants to the Company. For the fiscal year ended December 31, 2001, the
Compensation  Committee  was  composed  of  Ronald  Hayes and Gary  Ullman.  The
Compensation  Committee did not hold any meetings during the year ended December
31, 2001.

            The Board of  Directors  does not have a Nominating  Committee,  the customary functions of which are performed by the entire Board of Directors.

            The Board of Directors  has an Audit  Committee,  which  reviews the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting  controls.  The Audit Committee held one meeting during the year ended  December 31, 2001. For the fiscal year ended December 31,
2001, the members of the Audit Committee were Ronald Hayes and Gary Ullman.  All members of the Company's  Audit  Committee are  independent as  independence  is defined  in Rule  4200(a)(15)  of the  NASD  listing  standards.  The  Board  of
Directors  has  adopted a written  charter  for the  Audit  Committee  which was included  in the  Company's  proxy  statement  for its 2001  annual  meeting  of stockholders.  The  Company is in the  process of drafting a new charter for the
Audit Committee that complies with The Sarbanes-Oxley Act of 2002.

REPORT OF THE AUDIT COMMITTEE

            The Audit Committee of the Board has furnished the following  report on its  activities  with respect to its  oversight  responsibilities  during the fiscal year ended  December 31, 2001. The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange  Commission  ("SEC")
or subject to the SEC's proxy rules or to the  liabilities  of Section 18 of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the report shall not be  deemed  incorporated  by  reference  into any prior or  subsequent filing by the Company  under the  Securities  Act of 1933,  as  amended,  or the
Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

            The Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards,  AU
Section 380) with Grant Thornton LLP, the Company's independent auditors for the fiscal year ended  December  31,  2001.  The Audit  Committee  has  received the written  disclosures  and the letter from Grant Thornton LLP, as required by the
Independent  Standards  Board  Standard  No.  1, and has  discussed  with  Grant
Thornton LLP the  independence  of Grant  Thornton LLP.  Based on the review and

                                      -7-

discussions  involving the  foregoing,  the Audit  Committee  recommended to the
Board of  Directors  that the audited  financial  statements  be included in the
Company's annual report for the fiscal year ended December 31, 2001.

            Submitted by the Audit Committee

                        Ronald W. Hayes
                        Gary W. Ullman

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS

            JAMES R.  HENDERSON  (age 44) has served as President of the Company since  December  2001.  Mr.  Henderson  has served as a Vice  President of Steel
Partners,  Ltd., a  management  and advisory  company,  since March 2002.  Steel
Partners,  Ltd. has  provided  management  services to Steel and its  affiliates since March 2002.  Mr.  Henderson  served as a Vice  President of Steel Partners
Services,  Ltd.  ("SPS"),  a management and advisory  company,  from August 1999 through  March  2002.  SPS  provided  management  services  to Steel  and  other affiliates of Steel until March 2002,  when Steel  Partners,  Ltd.  acquired the rights to provide  certain  management  services from SPS. He has also served as
Vice  President of Operations of  WebFinancial  Corporation.  Mr.  Henderson has
served as a director  since  December  1999 and acting Chief  Executive  Officer since July 2002 of ECC  International  Corp.  He has served as a director  of SL
Industries,  Inc. since January 2002. From 1996 to July 1999, Mr.  Henderson was
employed in various  positions  with Aydin  Corporation,  a  defense-electronics manufacturer,  which included a tenure as President and Chief Operating  Officer from October 1998 to June 1999. Prior to his employment with Aydin  Corporation,
Mr.  Henderson  was  employed  as  an  executive  with  UNISYS  Corporation,  an
e-business solutions provider.

            MARITZA  RAMIREZ (age 42) has served as Chief  Financial  Officer of the Company since May 2002 and as Chief  Financial  Officer of Oaktree  Systems,
Inc., the Company's operating subsidiary,  since August 2001. From February 2001 to July 2001, Ms. Ramirez served as Vice President of Finance and Administration of MDM  Technologies,  Inc.,  a  direct  mail  and  marketing  company  that was principally  controlled by the Company's Chief  Executive  Officer and Chairman.
From November 1999 to February  2001,  she served as a Vice President of Finance of Edgix Corporation,  a start-up global Internet content delivery company. From
April 1998 to November 1999, she was a financial business development consultant to numerous start-up corporations.  From November 1988 to April 1998, she served as  Director  of Finance and the  Controller  of  Radio-Active  Media,  Inc.,  a
national   radio   syndication   and  public   company  (a   division  of  Jacor
Communications,  Inc.). Ms. Ramirez has over 15 years of experience in financial management  and  accounting  system  implementations  of start-ups  and small to midsize companies.

                                      -8-

            STEVEN WOLOSKY (age 46) has served as Secretary of the Company since
May 2002.  For more than the past five years,  Mr. Wolosky has been a partner of
Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to the Company.  Mr.
Wolosky is also a director of SL Industries, Inc.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

            The  following   table  sets  forth   information   concerning   the
compensation  paid by the Company  during the fiscal  years ended  December  31,
2001, 2000 and 1999 to the Company's Chief Executive Officer. No other executive officer of the Company received annual compensation in excess of $100,000 during the fiscal year ended December 31, 2001.

                                                                                     Long-Term
                                                   Annual Compensation              Compensation

                                                                                     Securities
                                         Fiscal                                      Underlying
Name and Principal Position               Year         Salary($)(1)     Bonus($)     Options(#)
---------------------------               ----         ------------     --------     ----------

Warren Lichtenstein, Chairman             2001                 --         --           50,000
and Principal Executive Officer           2000                 --         --             --
                                          1999                 --         --           50,000

--------------------

(1)         For information  relating to the management  functions  performed by
            Steel  Partners,   Ltd.  and  SPS,  entities  controlled  by  Warren
            Lichtenstein,   please  see  "Certain   Relationships   and  Related
            Transactions."

OPTION GRANTS TABLE

            The  following  table sets forth  information  relating to an option grant to Mr. Lichtenstein during the fiscal year ended December 31, 2001.

                      Number of         Percent of Total
                      Securities       Options Granted to
                      Underlying         Employees in         Exercise
Name                  Options(#)          Fiscal Year         Price($/sh)     Expiration Date
----                  ----------          -----------         -----------     ---------------
Warren                50,000(1)              20.6%               .98             12/19/06
Lichtenstein

--------------------
(1)         Vests in three equal annual  installments  beginning on December 19,
            2001 and becomes exercisable on December 19, 2002.

                                      -9-

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

            Mr.  Lichtenstein  did not  exercise  any options as of December 31,
2001. The following table sets forth certain information  regarding  unexercised stock options held by Mr. Lichtenstein as of December 31, 2001:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                               Number of Securities       Value of Unexercised
                              Underlying Unexercised       in-the-Money Options
Name                           Options at FY-End(#)          at FY-End($)(1)
----                           --------------------          ---------------

                             Exercisable/Unexercisable      Exercisable/Unexercisable
                             -------------------------      -------------------------

Warren Lichtenstein                 50,000/50,000                      0/0

--------------------

(1)         Based on the market value, as reported on the OTC Bulletin Board, of
            $.98 per share of Common Stock at December 31, 2001.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            Officers  of  the  Company  do  not  receive  annual   compensation.
Day-to-day management functions are performed by Steel Partners, Ltd. Please see
"Certain  Relationships  and  Related  Transactions"  for a  description  of the contractual arrangement between the Company and Steel Partners, Ltd.

            Directors  who are not  employees  or  officers  of the  Company are granted  options to purchase  2,000  shares upon  appointment  to the  Company's
Board, and options to purchase 2,000 shares on the day of each annual meeting of stockholders  in which such  director is elected or  re-elected  to office.  The current  directors hold an aggregate of 312,000 options to purchase Common Stock of the Company at exercise prices ranging from $.98 to $4.25 per share.

                                      -10-

EQUITY COMPENSATION PLAN INFORMATION

                                Number of                                 Number of securities
                             securities to be        Weighted-           remaining available for
                                issued upon      average exercise         future issuance under
                                exercise of          price of           equity compensation plans
                                outstanding          outstanding         (excluding securities
                                  options              options          reflected in column (a))

Plan Category                       (a)                   (b)                   (c)
-------------                       ----                  ---                   ---

Equity compensation                 790,000              $2.38                60,000
plans approved by security
holders(1)

Equity compensation                    0                   0                    0
plans not approved by
security holders

Total                              790,000               $2.38                60,000

--------------------

(1)         Consists of Amended and Restated  1990  Incentive  Stock Option Plan
            and 1990 Nonstatutory stock option plan.

EMPLOYMENT AGREEMENTS

            The Company  currently  has no employment  agreements,  compensatory plans or arrangements with any executive officer.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

            See "Certain Relationships and Related Transactions" with respect to transactions involving management and others.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the Exchange Act requires the  Company's  officers and directors,  and persons who own more than ten percent of a registered  class of the Company's equity  securities,  to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers,  directors and 10%  stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

            Based  solely on its review of the copies of such forms  received by it, or written  representations  from  certain  reporting  persons,  the Company believes,  during  the fiscal  year  ended  December  31,  2001,  that there was compliance  with  all  Section  16(a)  filing  requirements  applicable  to  its officers, directors and 10% stockholders.

                                      -11-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Pursuant  to a  Management  Agreement  approved by a majority of the
Company's  disinterested  directors,  SPS provided the Company with office space and  certain  management,  consulting  and  advisory  services.  The  Management
Agreement is automatically renewed on an annual basis until terminated by either party, at any time and for any reason, upon at least 60 days written notice. The
Management  Agreement also provides that the Company shall  indemnify,  save and hold SPS harmless  from and against any  obligation,  liability,  cost or damage resulting from SPS's actions under the terms of the Management Agreement, except to the extent  occasioned  by gross  negligence  or willful  misconduct of SPS's officers,  directors or employees.  In consideration of the services rendered by
SPS,  the Company  paid to SPS a fixed  monthly fee,  adjustable  annually  upon agreement  of the Company and SPS.  During the fiscal  years ended  December 31,
2001 and 2000,  SPS received fees of $280,000 and $280,000,  respectively,  from the  Company.  These  payments  represented  in  excess of five  percent  of the
Company's  consolidated gross revenues and Steel Partners,  Ltd.'s  consolidated gross revenues for the applicable  fiscal years.  The Company  believes that the cost of  obtaining  the type and quality of  services  rendered by SPS under the
Management  Agreement was no less  favorable  than the cost at which the Company could  obtain from  unaffiliated  entities.  SPS is owned by an entity  which is controlled by Warren Lichtenstein, the Company's Chairman of the Board and Chief
Executive  Officer.  As of March 26, 2002,  the Management  Agreement  described above was  assigned by SPS to Steel  Partners,  Ltd.  and the  employees  of SPS became employees of the Steel Partners Services Division of Steel Partners, Ltd.
Warren  Lichtenstein,  the Company's  Chairman of the Board and Chief  Executive
Officer, is an affiliate of Steel Partners, Ltd. based on his ownership of Steel
Partners,  Ltd.,  directly and through Steel,  and by virtue of his positions as
Chairman,  President and Chief  Executive  Officer of Steel  Partners,  Ltd. Mr.
Lichtenstein is the sole managing  member of the general  partner of Steel.  Mr.
Lichtenstein  disclaims  beneficial  ownership  of the shares of Common Stock of
Steel  Partners,  Ltd.  owned by Steel  (except to the  extent of his  pecuniary interest in such shares of Common Stock).

            Until July 26, 2001,  the products and services of Oaktree  Systems,
Inc.,  the  Company's  operating  subsidiary,  were  marketed,  in part,  by MDM
Technologies  ("MDM"),  an  entity  which  was  principally  controlled  by  the
Company's Chairman and Chief Executive Officer,  pursuant to a reciprocal agency agreement,  dated March 21, 2000.  During the year ended  December 31, 2000, the
Company had sales to MDM of $30,000 and accounts receivable from MDM of $28,000.
During the same  period,  the  Company  had  purchases  from MDM of $54,000  and accounts payable to MDM of $1,500.  During the year ended December 31, 2001, the
Company had sales to MDM of $86,235 and accounts receivable from MDM of $86,235.
During 2001, the Company  phased out the joint  marketing with MDM and developed internal marketing strategies.

                                      -12-

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

            The Board of  Directors  has  appointed  Grant  Thornton  LLP as the
Company's independent public accountants for the fiscal year ending December 31,
2002.  Although the  selection of auditors  does not require  ratification,  the
Board has directed that the  appointment  of Grant  Thornton LLP be submitted to stockholders for ratification  due to the significance of such  appointment.  If stockholders do not ratify the appointment of Grant Thornton LLP, the Board will consider the appointment of other certified public accountants.  The approval of the  proposal to ratify the  appointment  of Grant  Thornton  LLP  requires  the affirmative vote of a majority of the votes cast by holders of the Common Stock.

            The Company's  auditors for the fiscal year ended  December 31, 2001 were Grant Thornton LLP. The Company does not expect a  representative  of Grant
Thornton LLP to be present at the Meeting.

FEES BILLED TO COMPANY BY GRANT THORNTON LLP DURING FISCAL 2001

            AUDIT FEES:  Audit fees billed to the Company by Grant  Thornton LLP during the  Company's  2001  fiscal year for the audit of the  Company's  annual financial  statements and those financial  statements  included in the Company's quarterly reports on Forms 10-QSB totaled approximately $69,000.

            FINANCIAL  INFORMATION  SYSTEMS DESIGN AND IMPLEMENTATION  FEES: The
Company  did not engage  Grant  Thornton  LLP to provide  advice to the  Company regarding  financial  information  systems design and implementation  during the fiscal year ended December 31, 2001.

            ALL OTHER FEES:  Fees billed to the  Company by Grant  Thornton  LLP during the fiscal year ended December 31, 2001 for all other non-audit  services rendered to the Company,  including tax related services,  totaled approximately
$27,000.

            The Audit  Committee has  considered  whether the provision by Grant
Thornton  LLP of  services  covered  by the fees  other  than the audit  fees is compatible with maintaining Grant Thornton's independence,  and believes that it is compatible.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S  INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2002.

                                      -13-

                                  ANNUAL REPORT

            All  stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's 2001 Annual Report for the year  ended  December  31,  2001,  which  contains  certified  financial statements of the Company for the year ended December 31, 2001.

            ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF
THE COMPANY'S  ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001
(WITHOUT  EXHIBITS),  AS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY
WRITING TO THE CORPORATE  SECRETARY,  GATEWAY  INDUSTRIES,  INC.,  150 EAST 52ND
STREET, 21ST FLOOR, NEW YORK, NEW YORK 10022.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented at the Company's  2003 Annual  Meeting of Stockholders  must be received by the Company at its principal  office in New
York,  New York within a reasonable  time before the Company begins to print and mail its proxy  materials.  The Company  will inform  stockholders  of such date either in a report  filed  with the SEC on Form 8-K,  10-QSB or 10-KSB  and/or a press release.  Such proposals  should be addressed to the Corporate  Secretary,
Gateway  Industries,  Inc., 150 East 52nd Street, 21st Floor, New York, New York
10022.

            On May 21,  1998,  the SEC adopted an  amendment  to Rule 14a-4,  as promulgated  under the Exchange Act. The amendment to Rule  14a-4(c)(1)  governs the Company's use of its discretionary  proxy voting authority with respect to a stockholder  proposal which is not addressed in the Company's  proxy  statement.
The new amendment provides that if a proponent of a proposal fails to notify the
Company  at least 45 days  prior to the  month and day of  mailing  of the prior
year's  proxy   statement,   then  the  Company  will  be  allowed  to  use  its
discretionary  voting  authority  when the  proposal  is raised at the  meeting, without any discussion of the matter in the proxy statement. If during the prior year the  Company did not hold an annual  meeting,  or if the date of the annual meeting has changed more than 30 days from the prior year,  then notice must not have  been  received  a  reasonable  time  before  the  Company  mails its proxy materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised.

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration at the Meeting.

                                 Maritza Ramirez
                                 Chief Financial Officer

November 7, 2002

                                      -14-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            GATEWAY INDUSTRIES, INC.

                     Proxy -- Annual Meeting of Stockholders
                                December 2, 2002

            The  undersigned,  a  stockholder  of Gateway  Industries,  Inc.,  a
Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack L. Howard,  and each of them, the true and lawful attorneys and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally  present at the 2002 Annual
Meeting  of  Stockholders  of the  Company  to be held at the  offices of Olshan
Grundman Frome  Rosenzweig &  Wolosky LLP at 505 Park Avenue,  New York, New
York 10022, on December 2, 2002 at 11:00 A.M., local time, or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

1.          ELECTION OF DIRECTORS:

            The election of Warren G.  Lichtenstein,  Jack L. Howard,  Ronald W.
Hayes  and Gary W.  Ullman to the Board of  Directors,  to serve  until the 2003
Annual Meeting of Stockholders and until their respective successors are elected and shall qualify.

                        WITHHOLD AUTHORITY
FOR ALL                 TO VOTE FOR ALL
NOMINEES ___            NOMINEES ___          __________________________________

                                              __________________________________

                                              __________________________________
                                              TO WITHHOLD AUTHORITY TO
                                              VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                                              PRINT NAME(S) ABOVE.

2.          TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

            ______  FOR   _____  AGAINST    _____  ABSTAIN

3.          DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE  GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO
ELECT  DIRECTORS  AND TO RATIFY THE  APPOINTMENT  OF GRANT  THORNTON  LLP AS THE
COMPANY'S INDEPENDENT AUDITORS.

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof.

Dated _______________________, 2002

_____________________________ (L.S.)

_____________________________ (L.S.)
            Signature(s)

NOTE:  PLEASE  SIGN  EXACTLY  AS YOUR  NAME OR NAMES  APPEAR
HEREON. WHEN SIGNING AS ATTORNEY,  EXECUTOR,  ADMINISTRATOR,
TRUSTEE OR GUARDIAN,  PLEASE  INDICATE THE CAPACITY IN WHICH
SIGNING.  WHEN SIGNING AS JOINT TENANTS,  ALL PARTIES IN THE
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CORPORATION, IT SHOULD BE SIGNED WITH FULL CORPORATE NAME BY
A DULY AUTHORIZED OFFICER.

     PLEASE  MARK,  DATE,  SIGN AND MAIL  THIS  PROXY IN THE
ENVELOPE  PROVIDED FOR THIS PURPOSE.  NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.